INTANGIBLE ASSETS, NET - SCHEDULE OF FUTURE AMORTIZATION EXPENSE (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
2017	$ 12,930
2018	12,930
2019	9,862
2020	9,135
2021	9,110
2022 and thereafter	32,166
Total	$ 86,133	$ 99,096